UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 29, 2021

Ferro Corporation

__________________________________________

(Exact name of registrant as specified in its charter)

Ohio	1-584	34-0217820
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6060 Parkland Boulevard Suite 250, Mayfield Heights, Ohio		44124
_______________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-875-5600

Not Applicable

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00	FOE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed in the proxy statement dated July 23, 2021, both Ferro Corporation (“Ferro”) and an affiliate of PMHC II Inc. (“Prince”) filed notification and report forms with the Department of Justice and the Federal Trade Commission pursuant to the Hart-Scott-Rodino Antitrust Improvement Act of 1976 (the “HSR Act”) on May 26, 2021 resulting in an initial waiting period ending on June 28, 2021. Ferro and Prince voluntarily withdrew the premerger notification and report form on June 25, 2021 and then refiled on June 29, 2021. Accordingly, the waiting period under the HSR Act with respect to the proposed merger between Ferro and Prince was scheduled to expire on July 29, 2021.

On July 29, 2021, Ferro and Prince each received a request for additional information and documentary materials (collectively, the “Second Request”) from the FTC in connection with its review of the merger. The Second Request extends the waiting period imposed by the HSR Act until 30 days after the parties have substantially complied with the Second Request unless that period is extended voluntarily by the parties or terminated sooner by the FTC. The parties have been working cooperatively with the FTC.

Completion of the merger remains subject to Ferro shareholder approval and the satisfaction or waiver of the other closing conditions specified in the merger agreement, and is currently expected to occur in the first quarter of 2022. As previously announced, Ferro has scheduled a special meeting of its shareholders, to be held on September 9, 2021, to consider and vote on the merger.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to the expected timing, completion and effects of the proposed merger, as well as other statements representing management’s beliefs about, future events, transactions, strategies, operations and financial results, including, without limitation, our expectations with respect to the costs and other anticipated financial impacts of the merger; future financial and operating results of Ferro; Ferro’s plans, objectives, expectations and intentions with respect to future operations and services; required approvals to complete the merger by our shareholders and by governmental regulatory authorities, and the timing and conditions for such approvals; the stock price of Ferro prior to the consummation of the transactions; and the satisfaction of the closing conditions to the proposed merger. Such forward-looking statements often contain words such as “assume,” “will,” “anticipate,” “believe,” “predict,” “project,” “potential,” “contemplate,” “plan,” “forecast,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should,” “would,” “could,” “goal,” “seek,” “hope,” “aim,” “continue” and other similar words or expressions or the negative thereof or other variations thereon. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our filings with the Securities and Exchange Commission (the “SEC”). Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.ferro.com under “Investors.” You are urged to carefully consider all such factors. Although it is believed that the expectations reflected in such forward-looking statements are reasonable and are expressed in good faith, such expectations may not prove to be correct and persons reading this Current Report on Form 8-K are therefore cautioned not to place undue reliance on these forward-looking statements which speak only to expectations as of the date of this Current Report on Form 8-K. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this Current Report on Form 8-K, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this Current Report on Form 8-K, such statements or disclosures will be deemed to modify or supersede such statements in this Current Report on Form 8-K.

Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This Current Report on Form 8-K relates to a proposed acquisition of Ferro by Prince. In connection with this proposed acquisition, Ferro has filed one or more proxy statements or other documents with the SEC. This Current Report on Form 8-K is not a substitute for any proxy statement or other document Ferro has filed with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF FERRO ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT HAVE BEEN FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The definitive proxy statement has been mailed to shareholders of Ferro. Investors and security holders are able to obtain free copies of these documents and other documents filed with the SEC by Ferro through the website maintained by the SEC at https://www.sec.gov. Copies of the documents filed with the SEC by Ferro are available free of charge on Ferro’s internet website at www.ferro.com or upon written request to: Director of Investor Relations and Corporate Communications, Ferro Corporation, 6060 Parkland Boulevard, Mayfield Heights, Ohio 44144 or by telephone at (216) 875-5451.

Participants in Solicitation

Ferro, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in such solicitation in connection with the proposed merger is set forth in the proxy statement filed with the SEC on July 23, 2021. Information about the directors and executive officers of Ferro is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 1, 2021, its proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on March 25, 2021, its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, which was filed with the SEC on May 10, 2021, and its Current Reports on Form 8-K, which were filed with the SEC on May 11, 2021, May 11, 2021, and July 9, 2021.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive proxy statement and other relevant materials filed with the SEC.

Ferro Corporation

6060 Parkland Boulevard

Mayfield Heights, Ohio 44144

Tel. (216) 875-5600

www.ferro.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferro Corporation

August 3, 2021	By:	/s/ Benjamin J. Schlater

Name: Benjamin J. Schlater
Title: Group Vice President and Chief Financial Officer